SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2005

TECHNEST HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

90 GROVE STREET, SUITE 205, RIDGEFIELD, CT 06877

(Address of principal executive offices) (Zip Code)

(203) 431-1611

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Technest Holdings, Inc. ("Technest", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Technest expectations include the uncertainty regarding Technest's ability to repay existing indebtedness, lack of continuing operations, possible inability of Technest to continue in business and other risks detailed from time to time in Technest's SEC reports. No assurance can be given that investors of Technest will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 27, 2005, we engaged Wolf & Company, PC (“Wolf”) as the independent accountants to conduct an audit of our wholly owned subsidiary, Genex Technologies, Inc. (“Genex”), for the fiscal year ending December 31, 2004.  The Company has not consulted Wolf with regard to the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was either the subject of a

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disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B) during the fiscal years ended December 31, 2003 and December 31, 2004 or the subsequent interim period.

At the current time, there has been no change in the principal independent accountants of the Company.  Wolf has been engaged solely to perform the audit of Genex’s financial statements for fiscal year 2004.  The Company’s principal independent accountants are expected to rely on the report of Wolf regarding the financial statements of Genex for fiscal year 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THECHNEST HOLDINGS, INC.

By:

/s/ Gino Pereira____________

Chief Financial Officer

Date: April 27, 2005

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